Supplement to the
Fidelity® Select Portfolios®
April 29, 2022
STATEMENT OF  ADDITIONAL INFORMATION

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify IT Services Portfolio’s fundamental concentration policy. A meeting of the shareholders of the fund will be held during the second quarter of 2023 to vote on this proposal.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov). Results of the shareholder meeting will appear in the fund’s next shareholder report.

Pending shareholder approval of the fund’s proposal to modify its concentration policy, effective July 1, 2023, the following information replaces similar information for IT Services Portfolio found in the "Investment Policies and Limitations" section.

Concentration

For Enterprise Technology Services Portfolio (fka IT Services Portfolio):

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the enterprise technology services industry.

Katherine Shaw no longer serves as portfolio manager of Consumer Discretionary Portfolio.

Jordan Michaels serves as portfolio manager of Consumer Discretionary Portfolio.

The following information replaces similar information for Consumer Discretionary Portfolio found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Michaels as of July 31, 2022:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$2,229	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$30	none	none

* Includes Consumer Discretionary Portfolio ($441 (in millions) assets managed).

As of July 31, 2022, the dollar range of shares of Consumer Discretionary Portfolio beneficially owned by Mr. Michaels was none.

The following information supplements information for Insurance Portfolio found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Razzaque as of July 31, 2022:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	4	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$819	$61	$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$15	none	none

* Includes Insurance Portfolio ($284 (in millions) assets managed).

As of July 31, 2022, the dollar range of shares of Insurance Portfolio beneficially owned by Mr. Razzaque was $10,001 - $50,000.

The following information supplements information for Leisure Portfolio found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Francfort as of September 30, 2022:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$477	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Leisure Portfolio ($477 (in millions) assets managed).

As of September 30, 2022, the dollar range of shares of Leisure Portfolio beneficially owned by Mr. Francfort was $50,001 - $100,000.

SELB-23-011.475630.223	January 25, 2023

Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2022
Prospectus

At its January 2023 meeting, the Board of Trustees (“Board”) approved changes to the name and an investment policy of the IT Services Portfolio (“Fund”). Effective June 1, 2023, the Fund will: (i) change its name to Enterprise Technology Services Portfolio; (ii) change its 80% policy to normally invest at least 80% of assets in securities of companies principally engaged in providing enterprise technology services; and (iii) change its supplemental benchmark index to the MSCI U.S. IMI Enterprise Technology Services 25/50 Index.

Effective June 1, 2023, the following information replaces similar information for IT Services Portfolio found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in securities of companies principally engaged in providing enterprise technology services.

Effective June 1, 2023, the following information replaces the similar information for IT Services Portfolio found in the “Investment Details” section under the “Principal Investment Strategies” heading.

The fund invests primarily in companies engaged in providing enterprise technology services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

At its January 2023 meeting, the Board also approved, subject to shareholder approval, a proposal to modify the Fund’s fundamental concentration policy. A meeting of the shareholders of the Fund will be held during the second quarter of 2023, to vote on this proposal. If approved by shareholders, the fundamental concentration policy will be modified to more closely align with the new fund name. If approved, the changes are expected to take effect on July 1, 2023 or the first day of the month following shareholder approval. The changes to the Fund’s name and the investment policy discussed above are not subject to shareholder approval and are expected to take effect on June 1, 2023 even if shareholders do not approve the proposed change to the concentration policy.

Shareholders should read the proxy statement, which contains important information about the concentration policy proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec. gov). Results of the shareholder meeting will appear in the fund’s next shareholder report.

SELTEC-23-01 1.918659.135	January 25, 2023